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                                                                      Exhibit 23

                          Independent Auditors' Consent

The Board of Directors
The Andersons, Inc.

We consent to incorporation by reference in the registration statement (No. 333-53137) on Form S-8 of our report dated May 6, 2004 appearing on The Annual Report Form 11-K of The Andersons, Inc., for the year ended December 31, 2003.

                                        /s/ Plante & Moran, PLLP

Toledo, Ohio
May 6, 2004